UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 20, 2010

Kohlberg Capital Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	814-00735	20-5951150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

295 MADISON AVENUE NEW YORK, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   (212) 455-8300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 20, 2010, Kohlberg Capital Corporation, a Delaware corporation (the “Company”), and Kohlberg Capital Funding LLC I, a Delaware limited liability company and special purpose, bankruptcy-remote, wholly-owned subsidiary of the Company (“Kohlberg Funding” and, together with the Company, the “Kohlberg Entities”), entered into a Forbearance and Settlement Agreement (the “Agreement”) with BMO Capital Markets Corp., Fairway Finance Company LLC, Riverside Funding LLC, Bank of Montreal and Deutsche Bank AG, New York Branch (collectively, the “Lender Parties” and, together with the Kohlberg Entities, the “Parties”), in order to settle all outstanding claims of the Parties under the Loan Funding and Servicing Agreement, dated as of February 14, 2007, by and among the Kohlberg Entities and certain of the Lender Parties, as amended from time to time (the “Loan Agreement”), and all related claims asserted by the Parties in connection with the complaint filed by the Kohlberg Entities in the Supreme Court of the State of New York on August 28, 2009 and pending as Case No. 602688/09 (collectively, the “Litigation”).

Pursuant to the Agreement, the Lender Parties have agreed to refrain, during the Forbearance Term, from the exercise of any right or remedy relating to any termination events alleged by any of the Lender Parties to have occurred (or that resulted from or otherwise relates to an event that occurred or a condition that existed prior to the date of the Agreement and that was known or reasonably should have been known to the Lender Parties) under the Loan Agreement and the related documents on or before September 20, 2010, the date of the Agreement.  Forbearance Term is defined in the Agreement to include the period from the date of the Agreement through the earliest to occur of (i) any new termination event under the Loan Agreement (as modified by the Agreement to provide that the Kohlberg Entities’ failure to comply with certain provisions of the Loan Agreement, including those relating to the maximum amount of outstanding advances, minimum overcollateralization, permissible equity shortfalls and a rolling three-month default ratio, collateral quality and required ratings for specified loans, will not give rise to a termination event during the Forbearance Term), (ii) the first determination date on which the Company fails to maintain an overcollaterization ratio of at least 115%, (iii) the first date on which the Company fails to maintain a minimum net worth of at least $150 million, (iv) the date on which it is determined that any representation or warranty made by any Kohlberg Entity pursuant to the Agreement is untrue or misleading in any material respect, (v) the date on which any action is commenced challenging the terms of the Agreement, the Loan Agreement, the amount of outstanding advances under the Loan Agreement or the existence, priority or enforceability of the liens or other security interests in any of the collateral securing the obligations under the Loan Agreement, (vi) February 28, 2011 and (vii) the failure, subject to certain exceptions, to pay to the Lender Parties amounts sufficient to reduce the advances outstanding under the Loan Agreement as set forth in the following amortization schedule:

Date	Advances Outstanding
September 30, 2010	$125 million or less
November 3, 2010	$115 million or less
December 1, 2010	$105 million or less
January 3, 2011	$95 million or less
February 1, 2011	$85 million or less
February 28, 2011	$0

Under the terms of the Agreement, (i) the Lender Parties have agreed to pay to Kohlberg Funding $2 million so long as all outstanding advances under the Loan Agreement and accrued interest thereon (exclusive of any fees or expenses, including attorneys’ fees and indemnification payments, of the Lender Parties incurred in connection with the Litigation or any other fees or expenses payable to the Lender Parties under the Loan Agreement or the related documents other than fees or expenses incurred in connection with or related to the exercise of remedies following the occurrence of a Forbearance Term termination event) are repaid in full on or before February 28, 2011, (ii) from September 10, 2010 through the end of the Forbearance Term, interest on advances outstanding under the Loan Agreement will accrue at the rate provided for under the Loan Agreement prior to the occurrence of a termination event (equal to 0.85% above the prevailing commercial paper rate, or prevailing LIBOR if the commercial paper market is at any time unavailable), (iii) upon execution of the Agreement, the Kohlberg Entities have agreed to release the Lender Parties from any and all claims that any of them may have under the Loan Agreement and the related documents or the Litigation, (iv) upon payment in full in accordance with the Agreement of all outstanding advances and accrued interest thereon and all other amounts due to the Lender Parties under the Loan Agreement, the Lender Parties have agreed to release the Kohlberg Entities from any and all claims that any of them may have under the Loan Agreement and the related documents or the Litigation and (v) the Parties have agreed to file with the Supreme Court of the State of New York, within two business days of the date of the Agreement, a stipulation of discontinuance in order to effect the dismissal, with prejudice, of the Litigation.

The Company and Kohlberg Funding will generally be permitted, without further consent from the Lender Parties, to make discretionary sales of loans included in the collateral securing the Loan Agreement so long as the proceeds from any such sale are at least equal to 90% of par value of such loans (or, in certain circumstances, 90% of the Company’s most recent mark-to-market valuation or 90% of such loan’s purchase price).  Other discretionary sales will require the prior written consent of the Lender Parties.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  The matters discussed in this Current Report that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events (including the Kohlberg Entities’ compliance with the terms of the Agreement described above) that may have an impact on the Company or its business. The Company generally identifies forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions for the forwarding-looking statements contained in this Current Report include the Kohlberg Entities’ ability to comply with the terms of the Agreement, the Loan Agreement and the related documents (including whether Kohlberg Funding is able to make the required payments to the Lender Parties) and the Lender Parties’ compliance with the Agreement, the Loan Agreement and the related documents. In light of these and other uncertainties, the inclusion of a forward-looking statement in this Current Report should not be regarded as a representation by the Company that its plans or objectives will be achieved.  Further information about factors that could affect the Company’s business and operations is included in its filings with the Securities and Exchange Commission.  The Company does not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required to be reported under the rules and regulations of the Securities and Exchange Commission.

Item 8.01	Other Events.

On September 20, 2010, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document

99.1	Press Release issued by Kohlberg Capital Corporation dated September 20, 2010.

SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kohlberg Capital Corporation
(Registrant)

September 20, 2010	By:	/s/ Michael I. Wirth
(Date)		Michael I. Wirth Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release issued by Kohlberg Capital Corporation dated September 20, 2010.